Exhibit 99.2

Last Updated	2/21/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2013 and 2012

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$39	$35	$4	$459	$427	$32
2	El Dorado	-	-	-	(4)	(2)	(2)
3	Parent Company	(6)	-	(6)	(15)	(6)	(9)

4	Income From Continuing Operations	33	35	(2)	440	419	21

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	-	-	-	-	(2)	2
6	Other	-	(4)	4	-	(4)	4
7	Total	-	(4)	4	-	(6)	6

8	Net Income	33	31	2	440	413	27

9	Less: Net Income Attributable to Noncontrolling Interests	9	8	1	34	31	3

10	Net Income Attributable to Common Shareholders	$24	$23	$1	$406	$382	$24

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

11	Arizona Public Service	$0.35	$0.31	$0.04	$4.14	$3.86	$0.28
12	El Dorado	-	-	-	(0.04)	(0.02)	(0.02)
13	Parent Company	(0.05)	-	(0.05)	(0.13)	(0.05)	(0.08)

14	Income From Continuing Operations	0.30	0.31	(0.01)	3.97	3.79	0.18

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	-	-	-	-	(0.01)	0.01
16	Other	-	(0.04)	0.04	-	(0.04)	0.04
17	Total	-	(0.04)	0.04	-	(0.05)	0.05

18	Net Income	0.30	0.27	0.03	3.97	3.74	0.23

19	Less: Net Income Attributable to Noncontrolling Interests	0.08	0.07	0.01	0.31	0.29	0.02

20	Net Income Attributable to Common Shareholders	$0.22	$0.20	$0.02	$3.66	$3.45	$0.21

21	BOOK VALUE PER SHARE	$38.07	$36.20	$1.87	$38.07	$36.20	$1.87

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	110,936	110,776	160	110,806	110,527	279
23	End of Period	110,182	109,743	439	110,182	109,743	439

See Glossary of terms	Page 1 of 4

Last Updated	2/21/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2013 and 2012

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Retail
24	Residential	$298	$291	$7	$1,675	$1,587	$88
25	Business	352	344	8	1,558	1,473	85
26	Total retail	650	635	15	3,233	3,060	173
	Wholesale revenue on delivered electricity
27	Traditional contracts	9	11	(2)	53	62	(9)
28	Off-system sales	23	25	(2)	89	88	1
29	Native load hedge liquidation	2	-	2	11	4	7
30	Total wholesale	34	36	(2)	153	154	(1)
31	Transmission for others	7	6	1	32	29	3
32	Other miscellaneous services	8	10	(2)	33	50	(17)
33	Total electric operating revenues	$699	$687	$12	$3,451	$3,293	$158

	ELECTRIC SALES (GWH)

	Retail sales
34	Residential	2,464	2,552	(88)	13,290	13,256	34
35	Business	3,410	3,541	(131)	14,798	14,898	(100)
36	Total retail	5,874	6,093	(219)	28,088	28,154	(66)
	Wholesale electricity delivered
37	Traditional contracts	99	103	(4)	683	761	(78)
38	Off-system sales	717	835	(118)	2,998	3,264	(266)
39	Retail load hedge management	3	48	(45)	95	269	(174)
40	Total wholesale	819	986	(167)	3,776	4,294	(518)
41	Total electric sales	6,693	7,079	(386)	31,864	32,448	(584)

See Glossary of terms	Page 2 of 4

Last Updated	2/21/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2013 and 2012

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
42	Residential	1,024,619	1,010,532	14,087	1,019,292	1,005,074	14,218
43	Business	128,547	127,687	860	128,170	127,222	948
44	Total retail	1,153,166	1,138,219	14,947	1,147,462	1,132,296	15,166
45	Wholesale customers	52	50	2	52	49	3
46	Total customers	1,153,218	1,138,269	14,949	1,147,514	1,132,345	15,169

47	Total customer growth (% over prior year)	1.3%	1.4%	(0.1)%	1.3%	1.1%	0.2%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

48	Residential	2,561	2,617	(56)	13,163	13,187	(24)
49	Business	3,464	3,523	(59)	14,774	14,885	(111)
50	Total	6,025	6,140	(115)	27,937	28,072	(135)

51	Retail sales (GWH) (% over prior year)	(1.9)%			(0.5)%

	RETAIL USAGE
	(KWh/Average Customer)

52	Residential	2,405	2,525	(120)	13,039	13,190	(151)
53	Business	26,530	27,733	(1,203)	115,453	117,100	(1,647)

	RETAIL USAGE - WEATHER NORMALIZED
	(KWh/Average Customer)

54	Residential	2,499	2,590	(91)	12,914	13,121	(207)
55	Business	26,950	27,590	(640)	115,266	116,999	(1,733)

	ELECTRICITY DEMAND (MW)

56	Native load peak demand	4,500	5,339	(839)	6,927	7,207	(280)

	WEATHER INDICATORS - RESIDENTIAL

	Actual
57	Cooling degree-days	8	53	(45)	1,800	1,791	9
58	Heating degree-days	323	279	44	937	705	232
59	Average humidity	23%	26%	(3)%	24%	26%	(2)%

	10-Year Averages
60	Cooling degree-days	51	51	-	1,776	1,776	-
61	Heating degree-days	366	366	-	872	872	-
62	Average humidity	30%	30%	-	24%	24%	-

See Glossary of Terms	Page 3 of 4

Last Updated	2/21/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2013 and 2012

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
63	Nuclear	1,923	2,115	(192)	9,146	9,293	(147)
64	Coal	2,483	2,939	(456)	10,899	10,877	22
65	Gas, oil and other	1,301	1,551	(250)	6,127	7,465	(1,338)
66	Total generation production	5,707	6,606	(898)	26,172	27,635	(1,463)
	Purchased power
67	Firm load	1,262	769	493	6,826	6,288	538
68	Marketing and trading	105	62	43	513	306	207
69	Total purchased power	1,366	831	535	7,339	6,594	745
70	Total energy sources	7,073	7,436	(363)	33,511	34,229	(718)

	POWER PLANT PERFORMANCE

	Capacity Factors
71	Nuclear	76%	84%	(8)%	91%	92%	(1)%
72	Coal	64%	76%	(12)%	71%	71%	0%
73	Gas, oil and other	17%	20%	(3)%	20%	25%	(4)%
74	System average	40%	47%	(7)%	47%	49%	(2)%

	ECONOMIC INDICATORS

	Building Permits (a)
75	Metro Phoenix	3,707	3,736	(29)	15,153	13,584	1,569

	Arizona Job Growth (b)
76	Payroll job growth (% over prior year)	1.9%	2.2%	(0.3)%	1.9%	2.1%	(0.2)%
77	Unemployment rate (%, seasonally adjusted)	7.9%	8.0%	(0.1)%	8.0%	8.3%	(0.3)%

Sources:
(a)	U.S. Census Bureau
(b)	Arizona Department of Economic Security

See Glossary of Terms	Page 4 of 4